UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 15, 2005

(Date of Report - Date of earliest event reported)

KERR-McGEE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16619	73-1612389
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kerr-McGee Center Oklahoma City, Oklahoma		73125
(Address of principal executive offices)		(Zip Code)

(405) 270-1313
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                Regulation FD Disclosure

On March 15, 2005, David A. Hager, Senior Vice President responsible for oil and gas exploration and production spoke at the A. G. Edwards’ Energy Conference in Boston.  The presentation materials used by Mr. Hager are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4.

Item 9.01                Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1  Slide Presentation

Exhibit 99.2  Reconciliation of Return on Average Capital Employed to GAAP

Exhibit 99.3  Production Guidance

Exhibit 99.4  Derivative Schedule

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KERR-MCGEE CORPORATION

By:	/s/ John F. Reichenberger
John F. Reichenberger
Vice President, Deputy General
Counsel and Assistant Secretary

Dated:  March 15, 2005